SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):
May 3, 2000

PACIFICORP

(Exact name of registrant as specified in its charter)

    State of Oregon                  1-5152                      93-0246090
(State of Incorporation)           (Commission               (I.R.S. Employer
                                    File No.)               Identification No.)

825 N.E. Multnomah, Suite 2000, Portland, Oregon                    97232-4116
(Address of principal executive offices)                            (Zip Code)

Registrant's telephone number, including area code:
(503) 813-5000

(Former Name or Former Address, if changed since last report)

Item 5.   OTHER EVENTS

          Information contained in the news releases of PacifiCorp issued on May 3 and May 5, 2000 concerning the announcement of the PacifiCorp transition plan and the sale of Centralia.

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (c)  Exhibits.

               99(a)  PacifiCorp news release issued May 3, 2000.

               99(b)  PacifiCorp news release issued May 5, 2000.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
PACIFICORP (Registrant) By ROBERT R. DALLEY Robert R. Dalley Controller

Date:         May 11, 2000

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